SUPPLEMENT TO THE PROSPECTUSES

                        CREDIT SUISSE FIXED INCOME FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND
   CREDIT SUISSE INSTITUTIONAL FUND - INVESTMENT GRADE FIXED INCOME PORTFOLIO
                 CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                     CREDIT SUISSE SHORT DURATION BOND FUND

The following information supersedes certain information in the funds' Prospectuses.

     Michael E. Gray, Richard Avidon and Phillip Wubbena (see biographies below) join the Credit Suisse Fixed Income Management Team, which is responsible for the day-to-day portfolio management of the funds. The current members of the team are Kevin Barry, JoAnn Corkran, Suzanne E. Moran and David N. Fisher. Michael Buchanan and Craig Ruch are no longer members of the team.

Team Member Biographies

MICHAEL E. GRAY, Managing Director, is global head of credit research. He joined CSAM in 2004 from Deutsche Asset Management, where from 2002 until 2004 he was a Managing Director, head of US credit research and a fixed income portfolio manager. In 1999 he joined UBS as an Executive Director and head of European credit research in London. While at UBS, he was among the top-ranked European fixed income analysts in 2002 as cited by Credit magazine and the Euromoney investor poll. Prior to his tenure at UBS, Mr. Gray was an investment-grade fixed income analyst and portfolio manager at MFS Investment Management, and a senior securities analyst at Conseco Capital Management. He began his career as a bank regulator at the Commonwealth of Massachusetts's Division of Banks, and later served as Vice President and Treasurer of Salem Cooperative Bank in New Hampshire. Mr. Gray holds a B.A. in English from Tufts University. He is a CFA charterholder.

RICHARD AVIDON, Vice President, is a commercial mortgage backed securities ("CMBS") sector specialist. He joined CSAM in 2005 from Alliance Capital Management, where from 2001 to 2005, he was a Vice President analyzing CMBS and REIT debt products and managed multi-sector collateralized debt obligation portfolios. Prior to his tenure at Alliance Capital Management, Mr. Avidon worked at GE Capital from 1999 to 2001. He holds a B.S. in Economics from Rutgers University and a MBA from Vanderbilt University, with a concentration in Finance and Accounting.

PHILLIP WUBBENA, Vice President, is an Asset Backed Securities sector specialist. He joined CSAM in 2005 from ACA Capital, where from 2002 to 2005, he was a Director managing over $3 billion in a credit portfolio of mortgage-related fixed income securities that backed ACA Capital's Collateralized Debt Obligation securities. Prior to his tenure at ACA Capital, he worked at Moody's Investors Service from 1998 to 2002 and was responsible for rating structured finance issues, and analyzing the credit quality of the underlying collateral. Mr. Wubbena holds a B.A. in Economics from the University of Maryland, and a MBA from Loyola College in Maryland.

Dated: April 8, 2005                                            16-0405
                                                                for
                                                                WPBDF
                                                                CSFIX
                                                                ADFIX
                                                                CSGIA
                                                                CSIGF
                                                                CSISB
                                                                CSSDA
                                                                2005-008